MITCHELL HUTCHINS SERIES TRUST--MONEY MARKET PORTFOLIO             ANNUAL REPORT

                                                               February 16, 1999

Dear Contract Owner,

We are pleased to present you with the annual report for the Mitchell Hutchins Series Trust -- Money Market Portfolio for the fiscal year ended December 31, 1998.

MARKET REVIEW
----------------------------------------------------------------------------
[BARS ICON]

The "flight to quality" that had dominated the bond markets in 1998 partially reversed itself toward year-end as the markets stabilized. The 30-year Treasury bond closed the year with a yield of 5.10%, up from 4.95% at the end of the third quarter, and a total return of 17.4% -- its best annual return since 1995.

   Investors' aversion to risk was heightened by the mid-August crisis in Russia and fears of it spreading to Latin America. Yield spreads -- the difference in yield or income that securities must pay above Treasurys to compensate for the additional risk -- widened across all fixed income sectors. The "flight to quality" became a "flight to liquidity" as investors swarmed to shorter maturity Treasurys. Some markets virtually closed as a result.

   To head off the threatening global financial crisis, the Federal Reserve cut the short-term interest rate in September, October and November, lowering it from 5.50% to 4.75%. Coordinated cuts in short-term rates by several European central banks in preparation for the January 1, 1999 debut of the euro currency reinforced the Federal Reserve action.

OUTLOOK

  [ARROW ICON]
  Fixed income investors will most likely take their 1998 experience with risk to heart and invest cautiously in 1999. Despite continued strong U.S. economic growth and the stock market's record levels, spreads and liquidity premiums in fixed income securities remain high. Yield spreads may tighten a bit in 1999, which we believe will boost the performance of corporate bonds and mortgage securities.

   Bond market liquidity has improved but may worsen again if one or more potential problems arise: Brazil's economic condition deteriorates further, the U.S. stock market weakens or Asia's crisis spreads further. We expect the economy to grow more slowly in 1999, with inflation remaining low. We do not believe a recession is likely.

ANNUAL REPORT

PORTFOLIO REVIEW
----------------------------------------------------------------------------
For the seven days ended December 31, 1998, the Portfolio's yield was 3.92% and its weighted-average maturity was 43 days.

   We remained slightly bullish on the fixed income markets over the six months ended December 31, 1998, expecting interest rates to hold steady or fall slightly. Since we did not expect major changes in rates, we kept the Portfolios' weighted average maturities slightly long, about 5-10 days above the averages of their peer groups. While seeking to maximize current income, we emphasized credit quality, liquidity and appropriate diversification.

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

/s/ MARGO ALEXANDER

MARGO ALEXANDER
President
Mitchell Hutchins Asset Management Inc.

MITCHELL HUTCHINS SERIES TRUST--MONEY MARKET PORTFOLIO

STATEMENT OF NET ASSETS                                        DECEMBER 31, 1998

PRINCIPAL
 AMOUNT                                                             MATURITY                     INTEREST
  (000)                                                              DATES                        RATES                 VALUE
---------                                                  --------------------------   --------------------------   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--18.68%
  $ 500     Federal Home Loan Bank.......................           03/26/99                     5.073%*             $   499,948
  1,300     Federal Home Loan Mortgage Corp. Discount
              Notes......................................     02/16/99 to 02/26/99           4.900 to 5.030@           1,290,450
                                                                                                                     ------------
Total U.S. Government Agency Obligations
  (cost--$1,790,398).....................................                                                              1,790,398
                                                                                                                     ------------

BANK NOTES (DOMESTIC)--4.70%
    250     FCC National Bank............................           01/07/99                      5.700                  249,999
    200     Westpac Banking Corp.........................           04/23/99                      5.730                  199,965
                                                                                                                     ------------
Total Bank Notes (cost--$449,964)........................                                                                449,964
                                                                                                                     ------------

CERTIFICATES OF DEPOSIT--2.61%
YANKEE--2.61%
    250     Societe Generale (cost--$249,978)............           03/23/99                      5.690                  249,978
                                                                                                                     ------------

COMMERCIAL PAPER@--69.03%
ASSET BACKED-MISCELLANEOUS--11.95%
    400     Enterprise Funding Corp. ....................           02/19/99                      5.230                  397,152
    350     Preferred Receivables Funding Corp. .........           01/22/99                      5.350                  348,908
    400     Quincy Capital Corp. ........................           01/28/99                      5.440                  398,368
                                                                                                                     ------------
                                                                                                                       1,144,428
                                                                                                                     ------------
AUTO & TRUCK--7.26%
    300     Daimler-Benz North America Corp. ............           02/19/99                      5.200                  297,877
    400     Ford Motor Credit Corp.......................           02/05/99                      5.240                  397,962
                                                                                                                     ------------
                                                                                                                         695,839
                                                                                                                     ------------
BANKING--8.82%
    250     Abbey National North America.................           02/09/99                      5.250                  248,578
    300     Morgan J.P. & Co., Inc.......................           03/22/99                      5.200                  296,533
    300     Nationsbank Corp.............................           02/25/99                      5.590*                 300,000
                                                                                                                     ------------
                                                                                                                         845,111
                                                                                                                     ------------
BROKER-DEALER--3.13%
    300     Credit Suisse First Boston Inc.(1)...........           04/05/99                      5.218*                 300,000
                                                                                                                     ------------
BUSINESS SERVICES--7.70%
    300     Block Financial Corp. .......................           01/08/99                      5.400                  299,685
    438     Xerox Capital Corp. .........................           01/04/99                      5.000                  437,817
                                                                                                                     ------------
                                                                                                                         737,502
                                                                                                                     ------------
ENTERTAINMENT--1.04%
    100     The Walt Disney Co...........................           01/05/99                      5.200                   99,942
                                                                                                                     ------------
FINANCE-CONDUIT--2.60%
    250     MetLife Funding Inc. ........................           01/11/99                      5.300                  249,632
                                                                                                                     ------------

MITCHELL HUTCHINS SERIES TRUST--MONEY MARKET PORTFOLIO

PRINCIPAL
 AMOUNT                                                             MATURITY                     INTEREST
  (000)                                                              DATES                        RATES                 VALUE
---------                                                  --------------------------   --------------------------   ------------
COMMERCIAL PAPER@--(CONCLUDED)
FINANCE-CONSUMER--3.63%
  $ 350     Transamerica Finance Corp. ..................           02/05/99                      5.150%             $   348,248
                                                                                                                     ------------
FINANCE-INDEPENDENT--3.64%
    350     National Rural Utilities Cooperative Finance
              Corp. .....................................           01/26/99                      5.120                  348,756
                                                                                                                     ------------
FINANCE-SUBSIDIARY--3.64%
    350     National Australia Funding (Delaware)
              Corp.......................................           02/02/99                      5.150                  348,398
                                                                                                                     ------------
FOOD & BEVERAGE--4.16%
    400     Diageo Capital PLC...........................           01/27/99                      5.300                  398,469
                                                                                                                     ------------
INSURANCE--2.61%
    250     USAA Capital Corp............................           01/04/99                      5.150                  249,893
                                                                                                                     ------------
METALS & MINING--3.11%
    300     U.S. Borax, Inc..............................           02/05/99                      5.200                  298,483
                                                                                                                     ------------
TELECOMMUNICATIONS--3.11%
    300     Bell South Telecommunications................           02/05/99                      5.180                  298,489
                                                                                                                     ------------
UTILITY-GAS--2.63%
    253     Consolidated Natural Gas Co..................           02/09/99                      5.200                  251,575
                                                                                                                     ------------
Total Commercial Paper (cost--$6,614,765)................                                                              6,614,765
                                                                                                                     ------------

SHORT-TERM CORPORATE OBLIGATIONS--5.22%
BANKING--3.13%
    300     Norwest Corp. MTN............................           08/31/99                      5.550                  299,943
                                                                                                                     ------------
BROKER-DEALER--2.09%
    200     Bear Stearns Co. Inc. MTN....................           04/05/99                      5.800                  200,000
                                                                                                                     ------------
Total Short-Term Corporate Obligations
  (cost--$499,943).......................................                                                                499,943
                                                                                                                     ------------
Total Investments (cost--$9,605,048 which approximates
cost for federal
  income tax purposes)--100.24%..........................
                                                                                                                        9,605,048
Liabilities in excess of other assets--(0.24)%...........                                                                (22,763)
                                                                                                                     ------------
Net Assets (applicable to 9,591,053 shares of beneficial
  interest outstanding at $1.00 per share)--100.00%......                                                              $9,582,285
                                                                                                                     ------------
                                                                                                                     ------------

-----------------

*          Variable rate security--Maturity date reflects earlier of reset date or stated maturity. The interest rates shown are the current rates at December 31, 1998 and reset periodically.
@          Interest rates shown are discount rates at dates of purchase.
MTN        Medium Term Notes
(1)        Illiquid security represents 3.13% of net assets.

                       Weighted average maturity--43 days

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--MONEY MARKET PORTFOLIO

STATEMENT OF OPERATIONS

                                                                                                                      FOR THE
                                                                                                                    YEAR ENDED
                                                                                                                 DECEMBER 31, 1998
                                                                                                                 -----------------

INVESTMENT INCOME:
Interest.......................................................................................................      $ 531,610
                                                                                                                      --------

EXPENSES:
Investment advisory and administration.........................................................................         47,751
Legal and audit................................................................................................         35,248
Reports and notices to shareholders............................................................................         15,809
Trustees' fees.................................................................................................          7,500
Transfer agency fees and related service expenses..............................................................          1,500
Custody and accounting.........................................................................................          1,296
Other expenses.................................................................................................            426
                                                                                                                      --------
                                                                                                                       109,530
                                                                                                                      --------

NET INVESTMENT INCOME..........................................................................................        422,080
                                                                                                                      --------

NET REALIZED GAINS FROM INVESTMENT TRANSACTIONS................................................................             32
                                                                                                                      --------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................................................      $ 422,112
                                                                                                                      --------
                                                                                                                      --------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                               FOR THE YEARS
                                                                                                            ENDED DECEMBER 31,
                                                                                                          -----------------------
                                                                                                             1998        1997
                                                                                                          ----------  -----------
FROM OPERATIONS:
Net investment income...................................................................................  $  422,080  $   498,216
Net realized gains from investment transactions.........................................................          32      --
                                                                                                          ----------  -----------
Net increase in net assets resulting from operations....................................................     422,112      498,216
                                                                                                          ----------  -----------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income...................................................................................    (422,080)    (498,216)
                                                                                                          ----------  -----------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net increase (decrease) in net assets from beneficial interest transactions.............................     676,361   (3,381,269)
                                                                                                          ----------  -----------
Net increase (decrease) in net assets...................................................................     676,393   (3,381,269)

NET ASSETS:
Beginning of year.......................................................................................   8,905,892   12,287,161
                                                                                                          ----------  -----------
End of year.............................................................................................  $9,582,285  $ 8,905,892
                                                                                                          ----------  -----------
                                                                                                          ----------  -----------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  Mitchell Hutchins Series Trust - Money Market Portfolio (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of each Portfolio are offered only to insurance company separate accounts that fund certain variable contracts.

  The Fund accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

  The preparation of financial statements in accordance with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION AND ACCOUNTING FOR INVESTMENTS AND INVESTMENT INCOME--Investments are valued at amortized cost which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

  REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly-owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Portfolio.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

  The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

NOTES TO FINANCIAL STATEMENTS

INVESTMENT ADVISER AND ADMINISTRATOR

  The Fund's Board of Trustees has approved an investment advisory and administration contract with Mitchell Hutchins. In accordance with the Advisory Contract the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and payable monthly at an annual rate of 0.50% of the Portfolio's average daily net assets. At December 31, 1998, the Portfolio owed Mitchell Hutchins $3,997 in investment advisory and administration fees.

OTHER LIABILITIES

  At December 31, 1998, the amount payable for dividends aggregate $31,387.

FEDERAL TAX STATUS

  The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

  At December 31, 1998, the Portfolio had a net capital loss carryforward of $10,379 which is available as a reduction, to the extent provided in the regulations, of any future net capital gains realized before the end of fiscal year 2002. To the extent that the losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

SHARES OF BENEFICIAL INTEREST

  There was an unlimited amount of $0.001 par value beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                                         FOR THE YEARS ENDED
                                                                             DECEMBER 31,
                                                                        ----------------------
                                                                           1998        1997
                                                                        ----------  ----------
Shares sold...........................................................   7,550,491   6,100,044
Shares redeemed.......................................................  (7,305,182) (9,982,269)
Dividends reinvested..................................................     431,052     500,956
                                                                        ----------  ----------
Net increase (decrease) in shares outstanding.........................     676,361  (3,381,269)
                                                                        ----------  ----------
                                                                        ----------  ----------

MITCHELL HUTCHINS SERIES TRUST--MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                                                        FOR THE YEARS ENDED DECEMBER 31,
                                                                              -----------------------------------------------------
                                                                                1998       1997       1996       1995       1994
                                                                              ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of year..........................................  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                                              ---------  ---------  ---------  ---------  ---------
Net investment income.......................................................       0.04       0.04       0.04       0.05       0.03
                                                                              ---------  ---------  ---------  ---------  ---------
Dividends from net investment income........................................      (0.04)     (0.04)     (0.04)     (0.05)     (0.03)
                                                                              ---------  ---------  ---------  ---------  ---------
Net asset value, end of year................................................  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                                              ---------  ---------  ---------  ---------  ---------
                                                                              ---------  ---------  ---------  ---------  ---------
Total investment return (1).................................................       4.51%      4.53%      4.32%      5.22%      3.43%
                                                                              ---------  ---------  ---------  ---------  ---------
                                                                              ---------  ---------  ---------  ---------  ---------
Ratios/Supplemental Data:
Net assets, end of year (000's).............................................  $   9,582  $   8,906  $  12,287  $  21,974  $  25,042
Expenses to average net assets..............................................       1.15%      1.22%      1.17%      0.79%      0.88%
Net investment income to average net assets.................................       4.42%      4.43%      4.27%      5.23%      3.56%

-----------------

(1)        Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

MITCHELL HUTCHINS SERIES TRUST--MONEY MARKET PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Mitchell Hutchins Series Trust - Money Market Portfolio

  We have audited the accompanying statement of net assets of Mitchell Hutchins Series Trust - Money Market Portfolio (the "Portfolio") (one of the Portfolios constituting Mitchell Hutchins Series Trust) (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mitchell Hutchins Series Trust - Money Market Portfolio at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                          ERNST & YOUNG LLP

New York, New York
February 11, 1999

MITCHELL
HUTCHINS SERIES
TRUST

MONEY MARKET
PORTFOLIO


DECEMBER 31, 1998

ANNUAL REPORT